UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 13, 2018
(Date of earliest event reported)

BANK 2018-BNK10
(Central Index Key Number 0001728085)

(Exact name of issuing entity)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

Morgan Stanley Mortgage Capital Holdings LLC
(Central Index Key Number 0001541557)

Bank of America, National Association
(Central Index Key Number 0001102113)

National Cooperative Bank, N.A.
(Central Index Key Number 0001577313)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-206677-22	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28288-1066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 13, 2018, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of February 1, 2018 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of BANK 2018-BNK10, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK10.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Apple Campus 3” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Apple Campus 3 Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.5.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “One Newark Center” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the One Newark Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.9.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Courtyard Los Angeles Sherman Oaks” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Courtyard Los Angeles Sherman Oaks Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.10.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Kirkwood Plaza” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Kirkwood Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.12.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Extra Space Self Storage Portfolio” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of December 1, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “MSC 2017-HR2 Pooling and Servicing Agreement”), and the Extra Space Self Storage Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.6.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Baybrook Lifestyle and Power Center” will be serviced and administered pursuant to the MSC 2017-HR2 Pooling and Servicing Agreement and the Baybrook Lifestyle and Power Center Intercreditor

Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.7.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Moffett Towers II – Building 2” will be serviced and administered, prior to the Moffett Towers II – Building 2 Control Note Securitization Date (as defined in the Pooling and Servicing Agreement), pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.3 and which is dated as of December 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “WFCM 2017-C42 Pooling and Servicing Agreement”). On and after the Moffett Towers II – Building 2 Control Note Securitization Date, the Moffett Towers II – Building 2 Mortgage Loan will be serviced and administered by the applicable master servicer and, if necessary, the applicable special servicer, pursuant to the Moffett Towers II – Building 2 PSA (as defined in the Pooling and Servicing Agreement). In addition, the Moffett Towers II – Building 2 Mortgage Loan will be serviced and administered under the Moffett Towers II – Building 2 Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.8.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Warwick Mall” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.4 and which is dated as of December 1, 2017, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “BANK 2017-BNK9 Pooling and Servicing Agreement”), and the Warwick Mall Intercreditor Agreement, an executed version of such co-lender agreement being attached hereto as Exhibit 4.11.

The Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $1,071,471,000, were sold to Wells Fargo Securities, LLC (“WFS”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLFP&S”), Morgan Stanley & Co. LLC (“Morgan Stanley”) and Academy Securities, Inc. (“Academy” and, together in such capacity with WFS, MLFP&S and Morgan Stanley, the “Underwriters”), pursuant to the underwriting agreement, dated as of January 26, 2018 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and Wells Fargo Bank, National Association (“WFB”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as Exhibit 5 and Exhibit 8 to this report.

On February 13, 2018, the Registrant also sold the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $151,320,474, to WFS, MLFP&S, Morgan Stanley and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of January 26, 2018, between the Registrant, the Initial Purchasers and WFB. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On February 13, 2018, the Registrant also transferred the RR Interest, having a principal amount of $64,357,446.03, to WFB, Morgan Stanley Bank, N.A. and Bank of America, National Association (in such capacity, the “Retaining Parties”), pursuant to a transfer agreement, dated as of January 26, 2018, between the Registrant and the Retaining Parties. The RR Interest was transferred in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

Wells Fargo Bank, National Association (the “Retaining Sponsor”) is satisfying a portion of its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Credit Risk Retention Rules”) in connection with the securitization of the Mortgage Loans referred to above by acquiring from the Depositor on the Closing Date and retaining approximately 34.8% of the RR Interest. The remaining portions of the RR Interest, approximately 42.8% and approximately 22.3% are to be retained by Morgan Stanley Bank, N.A. and Bank of America, National Association, respectively, each as an “eligible originator” under the Credit Risk Retention Rules.

The RR Interest constitutes an “eligible vertical interest” (as defined in the Credit Risk Retention Rules) that represents the right to receive 5.0% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the RR Interest.

The Public Certificates, the Private Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in BANK 2018-BNK10 (the “Issuing Entity”), a common law trust fund formed on February 13, 2018 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 68 commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) WFB, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of January 26, 2018, between the Registrant and WFB, (ii) Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of January 26, 2018, between the Registrant and MSMCH, (iii) Bank of America, National Association (“BANA”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of January 26, 2018, between the Registrant and BANA and (iv) National Cooperative Bank, N.A. (“NCB”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of January 26, 2018, between the Registrant and NCB.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and the Retaining Parties, pursuant to a separate agreement among the parties.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated January 29, 2018 and as filed with the Securities and Exchange Commission on February 13, 2018. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of January 29, 2018.

On February 13, 2018, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $1,071,471,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $6,939,640, were approximately $1,148,755,315. Of the expenses paid by the Registrant, approximately $108,400 were paid directly to affiliates of the Registrant, $1,313,259 in the form of fees were paid to the Underwriters, $464,257 were paid to or for the Underwriters and $5,053,724 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206677) was originally declared effective on November 23, 2015.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of January 26, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Academy Securities, Inc., as underwriters, and Wells Fargo Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of February 1, 2018, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of December 1, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Pooling And Servicing Agreement, dated and effective as of December 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of December 1, 2017, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Agreement Between Note Holders, dated as of February 13, 2018, between the holders of the Apple Campus 3 Pari Passu Companion Loans and the holder of the Apple Campus 3 Mortgage Loan, relating to the relative rights of such holders of the Apple Campus 3 Whole Loan.
Exhibit 4.6	Agreement Between Note Holders, dated as of December 22, 2017, between the holders of the Extra Space Self Storage Portfolio Pari Passu Companion Loans and the holder of the Extra Space Self Storage Portfolio Mortgage Loan, relating to the relative rights of such holders of the Extra Space Self Storage Portfolio Whole Loan.

Exhibit 4.7	Agreement Between Note Holders, dated as of December 22, 2017, between the holders of the Baybrook Lifestyle and Power Center Pari Passu Companion Loans and the holder of the Baybrook Lifestyle and Power Center Mortgage Loan, relating to the relative rights of such holders of the Baybrook Lifestyle and Power Center Whole Loan.
Exhibit 4.8	Agreement Between Note Holders, dated as of November 16, 2017, between the holders of the Moffett Towers II – Building 2 Pari Passu Companion Loans and the holder of the Moffett Towers II – Building 2 Mortgage Loan, relating to the relative rights of such holders of the Moffett Towers II – Building 2 Whole Loan.
Exhibit 4.9	Agreement Between Note Holders, dated as of February 13, 2018, between the holders of the One Newark Center Pari Passu Companion Loan and the holder of the One Newark Center Mortgage Loan, relating to the relative rights of such holders of the One Newark Center Whole Loan.
Exhibit 4.10	Agreement Between Note Holders, dated as of December 21, 2017, between the holders of the Courtyard Los Angeles Sherman Oaks Pari Passu Companion Loan and the holder of the Courtyard Los Angeles Sherman Oaks Mortgage Loan, relating to the relative rights of such holders of the Courtyard Los Angeles Sherman Oaks Whole Loan.
Exhibit 4.11	Agreement Between Note Holders, dated as of September 14, 2017, between the holders of the Warwick Mall Pari Passu Companion Loans and the holder of the Warwick Mall Mortgage Loan, relating to the relative rights of such holders of the Warwick Mall Whole Loan.
Exhibit 4.12	Agreement Between Note Holders, dated as of December 22, 2017, between the holders of the Kirkwood Plaza Pari Passu Companion Loan and the holder of the Kirkwood Plaza Mortgage Loan, relating to the relative rights of such holders of the Kirkwood Plaza Whole Loan.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 13, 2018.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 13, 2018 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated January 29, 2018.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of January 26, 2018, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of January 26, 2018, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of January 26, 2018, between Bank of America, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of January 26, 2018, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 13, 2018	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Anthony Sfarra
Name: Anthony Sfarra Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of January 26, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Academy Securities, Inc., as underwriters, and Wells Fargo Bank, National Association.	(E)
4.1	Pooling and Servicing Agreement, dated as of February 1, 2018, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)
4.2	Pooling and Servicing Agreement, dated as of December 1, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.3	Pooling And Servicing Agreement, dated and effective as of December 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.4	Pooling and Servicing Agreement, dated as of December 1, 2017, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.5	Agreement Between Note Holders, dated as of February 13, 2018, between the holders of the Apple Campus 3 Pari Passu Companion Loans and the holder of the Apple Campus 3 Mortgage Loan, relating to the relative rights of such holders of the Apple Campus 3 Whole Loan.	(E)
4.6	Agreement Between Note Holders, dated as of December 22, 2017, between the holders of the Extra Space Self Storage Portfolio Pari Passu Companion Loans and the holder of the Extra Space Self Storage Portfolio Mortgage Loan, relating to the relative rights of such holders of the Extra Space Self Storage Portfolio Whole Loan.	(E)
4.7	Agreement Between Note Holders, dated as of December 22, 2017, between the holders of the Baybrook Lifestyle and Power Center Pari Passu Companion Loans and the holder of the Baybrook Lifestyle and Power Center Mortgage Loan, relating to the relative rights of such holders of the Baybrook Lifestyle and Power Center Whole Loan.	(E)
4.8	Agreement Between Note Holders, dated as of November 16, 2017, between the holders of the Moffett Towers II – Building 2 Pari Passu Companion Loans and the holder of the Moffett Towers II – Building 2 Mortgage Loan, relating to the relative rights of such holders of the Moffett Towers II – Building 2 Whole Loan.	(E)
4.9	Agreement Between Note Holders, dated as of February 13, 2018, between the holders of the One Newark Center Pari Passu Companion Loan	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
and the holder of the One Newark Center Mortgage Loan, relating to the relative rights of such holders of the One Newark Center Whole Loan.
4.10	Agreement Between Note Holders, dated as of December 21, 2017, between the holders of the Courtyard Los Angeles Sherman Oaks Pari Passu Companion Loan and the holder of the Courtyard Los Angeles Sherman Oaks Mortgage Loan, relating to the relative rights of such holders of the Courtyard Los Angeles Sherman Oaks Whole Loan.	(E)
4.11	Agreement Between Note Holders, dated as of September 14, 2017, between the holders of the Warwick Mall Pari Passu Companion Loans and the holder of the Warwick Mall Mortgage Loan, relating to the relative rights of such holders of the Warwick Mall Whole Loan.	(E)
4.12	Agreement Between Note Holders, dated as of December 22, 2017, between the holders of the Kirkwood Plaza Pari Passu Companion Loan and the holder of the Kirkwood Plaza Mortgage Loan, relating to the relative rights of such holders of the Kirkwood Plaza Whole Loan.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 13, 2018.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 13, 2018 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated January 29, 2018.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of January 26, 2018, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.2	Mortgage Loan Purchase Agreement, dated as of January 26, 2018, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of January 26, 2018, between Bank of America, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of January 26, 2018, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)